SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------

                                 FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    October 31, 1997
                                                    -----------------

                             Telegroup, Inc.
                             --------------
             (Exact name of registrant as specified in its charter)



          Iowa                    000-29284                      42-1344121
-----------------------------------------------------------------------------
(State or other jurisdiction   (Commission                (I.R.S Employer
   of incorporation)            File Number)              Identification No.)



2098 Nutmeg Avenue, Fairfield, Iowa                            52556
-----------------------------------------------------------------------------
(Address of principal executive office)                     (Zip code)


Registrant's telephone number including area code (515) 472-5000
                                                  --------------

         (Former name or former address, if changed since last report)
                    Exhibit Index appears on Page 4

Item 5. Other Events.
----------------------

     On October 9, 1997, the Company reported pending negotiations to acquire all of the outstanding capital stock of World Telecommunications Corporation Limited ("WTC"), a privately-held company based in Manchester, England. The negotiations have been terminated and the transaction will not be consummated.

                                SIGNATURES
                                ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Telegroup, Inc.



Date: November 3, 1997                  By:   /s/Douglas Neish
                                         -----------------------
                                              Douglas Neish
                                              Chief Financial Officer

                              INDEX TO EXHIBITS

                                  FORM 8-K

Exhibit                                                                Page
-------                                                                ----

None